Exhibit 99.1

Riot Blockchain Announces Restructuring
Chris Ensey Appointed Interim CEO Following Resignation of  Chairman and CEO

CASTLE ROCK, CO, September 8, 2018 /Accesswire/ -- Riot Blockchain, Inc. (NASDAQ: RIOT) (“Riot” or the “Company”), today announced that Chris Ensey would be named Chief Executive in connection with a restructuring of the Company’s senior executives.  Mr. Ensey is expected to continue to aggressively pursue the exploration of the Company’s RiotX digital currency exchange under license from Coinsquare and expanded opportunities for digital asset and cryptocurrency businesses.  The move follows the resignation of John O’Rourke, the Company’s Chairman and CEO.
Mr. Ensey has an extensive background in related industries and served as Chief Operating Officer prior to this announcement.  He has held roles with Dunbar Armored, SafeNet and IBM including positions in cybersecurity and product development.
In addition, current Lead Director Remo Mancini has been appointed as Chairman of the Board of Directors. The Board has created a new Investment and Strategy Committee which will be led by Andrew Kaplan as Chairperson.  In connection with the restructuring Jason Les has been named Interim Chairperson of the Audit Committee.  Each of the Company’s independent directors will continue to serve on each of the committees of the Board.
About Riot Blockchain
Riot Blockchain is focused on building, operating, and supporting blockchain technologies.  Its primary operations consist of cryptocurrency mining, targeted development of exchange and mining pool platforms, along with other investments within the sector. For more information, visit:
http://www.RiotBlockchain.com/

Investor Notice
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC") on April 17, 2018, as amended on Form 10-K/A on April 30, 2018 and June 29, 2018, and in periodic and current reports we file with the SEC.  If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.
Safe Harbor
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic and current filings with the Securities and Exchange Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release.
Media Contact:
PR@RiotBlockchain.com
Investor Contact:
IR@RiotBlockchain.com

SOURCE: Riot Blockchain, Inc.